----------------
LARGE CAP GROWTH
----------------

Alliance Premier
Growth Fund

Annual Report
November 30, 2000

                               [GRAPHIC OMITTED]

                            AllianceCapital [LOGO](R)
                      The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
January 26, 2001

Dear Shareholder

This report contains the investment results, economic review, and outlook for Alliance Premier Growth Fund (the "Fund") for the annual reporting period ended November 30, 2000.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital by investing predominately in the securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40-60 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets.

Investment Results

The following table provides performance results for the Fund for the six- and 12-month periods ended November 30, 2000. For comparison, we have also provided the returns for the Standard & Poor's (S&P) 500 Stock Index, a common measure of the broad stock market, and the Fund's benchmark, the Russell 1000 Growth Stock Index, which measures the performance of large cap U.S. stocks.

INVESTMENT RESULTS*
Periods Ended November 30, 2000
                                                             -------------------
                                                                Total Returns
                                                             -------------------
                                                             6 Months  12 Months
--------------------------------------------------------------------------------
Alliance Premier
Growth Fund
   Class A                                                    -18.19%   -11.91%
--------------------------------------------------------------------------------
   Class B                                                    -18.45%   -12.51%
--------------------------------------------------------------------------------
   Class C                                                    -18.45%   -12.49%
--------------------------------------------------------------------------------
S&P 500
Stock Index                                                    -6.92%    -4.23%
--------------------------------------------------------------------------------
Russell 1000
Growth Stock
Index                                                         -17.32%   -11.56%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of November 30, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Returns for Advisor Class shares will vary due to different expenses associated with this class. Past performance is no guarantee of future results.

      The unmanaged S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. The unmanaged Russell 1000 Growth Stock Index contains those securities in the Russell 1000 Stock Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Stock Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The indices reflect no fees or expenses.


--------------------------------------------------------------------------------
                                                ALLIANCE PREMIER GROWTH FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Premier Growth Fund.

      Additional investment results appear on pages 6-9.

For both the six- and 12-month periods under review, the Fund underperformed the returns of both the S&P 500 Stock Index and the Russell 1000 Growth Stock Index. The reasons behind this underperformance relate largely to specific stock disappointments during the last three months of the reporting period. Despite the fact that the Fund was invested principally in top-tier, best-in-class names in the technology and the retailing sector, several of those companies were among the first to experience earnings disappointments. Specifically, Intel Corp., Nokia Corp., Nortel Networks Corp., Micron Technology, Inc. and Home Depot Inc. account for almost all of the margin of the Fund's underperformance. In hindsight, of course, the shortfalls from these bellwether growth leaders were a harbinger of the challenges that a slowing economy poses for most companies. We believe it is important for shareholders to understand that despite these stock-specific disappointments, our investment discipline retains its core belief that success requires that both fundamentals and price must be taken into account on each and every purchase and sale.

Economic Review

At year's end, it is a good time to reflect on the events of the stock market over the last 12 to 15 months, and to assess probabilities going forward. Our investment philosophy is predicated on a simple formula that long-run success comes from the correct marriage of first attempting to get the fundamentals in our favor, succeeded by paying great attention to price.

Beginning late in 1999, the market witnessed the emergence of a highly speculative, technology bubble in the dot.com area that carried with it, though not to the same degree, all technology stocks. This speculation was not grounded on any historical parameters of proven performance, but represented an extreme article of faith that companies could withstand heavy early losses to attain a dominant position in a part of the Internet revolution. Obviously, therefore, the dot.com companies seemed to us to be a twentieth century version of the "Emperor with no clothes", and we refused to play the game. As a result, for a time we missed some relative performance, but the payoff for our abstinence came with the crash of the dot.com stocks, which started around mid-March and has relentlessly continued ever since.

As this unwinding took place, however, it carried with it lower prices for many of the larger, proven technology stocks. Accordingly, following our formula of buying into price weakness, we increased our technology weighting from roughly 30% to 40% of the Fund's portfolio. (It should be noted here that we never got into the 50% to 60% range that the Russell 1000 Growth Index has carried virtually over the entire 12 to 15 month period.)


--------------------------------------------------------------------------------
2 o ALLIANCE PREMIER GROWTH FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

All was proceeding nicely until mid-September when Intel Corp. suddenly announced that its sales would not be as strong as previously forecast, which was blamed at the time on a weak euro and oil turmoil in Europe. Within weeks, this was followed by a string of similar announcements from additional technology companies--enough to suggest a broad, weakening economic backdrop. Companies such as Nortel Networks Corp., Applied Materials, Inc. and even retailers such as Home Depot, Inc. began to take it on the chin.

Yet, while we were suffering with our portfolio involvement in these leading names, paradoxically a new generation of smaller companies, dubbed by one commentator as the "New Sacred Calves"--companies such as Juniper Networks, Inc., Veritas Software Corporation, Verisign, Inc., Ariba, Inc., PMC-Sierra, Inc. etc.--were all climbing to higher levels. Even though we recognized the growth potential for many of these companies, it was hard for us to get anything but nominally involved, as we could not embrace the idea of paying 200 times earnings and 20 to 30 times sales.

Finally, of course, this latter group did indeed collapse in the last two months of the year. Yet, in the belief that there will be one or two winners ultimately emerging from this sector after the market finally finds a bottom, we have now put a very small toe in the water.

Nevertheless, caution is the order of the day. It is important to understand that the formula of marrying fundamentals and price is critically dependent on first having a good level of confidence in our understanding the fundamentals. However, over the last two to three months, we have become very nervous on macro-economic grounds, and this has materially lowered our confidence in talking about any technology or economically sensitive companies. Our fear has been that as the economy slides from a recent gross domestic product (GDP) growth rate of over 5% to an unknown lower level, that there would be margin pressure, and we would witness many earnings disappointments--"death by a 1000 cuts". Exacerbating our unease have been high oil prices and early signs of a more severe winter. Similarly, consumers have enjoyed many years of strong growth, the same also being true for capital spending and technology spending. Accordingly, everything seems to point to an increased risk that our previously assumed soft landing would turn out to be much worse. We believe that profits reports will be up against difficult quarterly comparisons in the first half of 2001.

Under normal circumstances, the crack in technology stocks would have caused us to increase our aggressiveness. This is what we did during the third quarter of 1998 when we had the Long Term Capital/Russia opportunity--a move that led to our very strong fourth quarter performance in 1998. This time, however, we have not stepped up to technology stock weakness to increase or even maintain our pro rata portfolio weighting in the area. The little net new buying we have done has been more in the belief that there will be further


--------------------------------------------------------------------------------
                                                ALLIANCE PREMIER GROWTH FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

Federal Reserve rate cuts that might improve investor psychology in the short term. Whether or not such rallies prove to be sustained, however, will very much depend on whether the Federal Reserve can engineer an economic turn for the second half of 2001. The risk that they are not able to do this, however, has to have increased, and this suggests that we carefully monitor developments and not be too heroic in buying into the downturn. Stated differently, we feel that the "opportunity cost" we might suffer by foregoing a more aggressive posture does not sufficiently outweigh the risks to be worth it. Common sense suggests that we take an overall wait and see approach, although continuing to trade if we believe relative stock prices give us a chance to upgrade to a better risk/reward proposition at the individual company level.

Review of Investment Strategy

The Fund seeks long term growth by investing in many of the premier U.S. companies that demonstrate world leadership positions. We are focusing on companies with only the highest assurance of upward earnings and remain extremely price conscious when looking at one stock against another. We are not as heavily invested in the growth favorites, such as technology, to the extent that some benchmarks would dictate. We are continuing to run the Fund's portfolio with a broad mix of stocks, and believe a middle road is the correct path given our positive feeling on fundamentals but some discomfort with the higher level of risk that the economy overall may slow more abruptly than generally believed. As always, we will continue to make individual decisions as best we see the marriage of fundamentals and price on all stocks in the portfolio at each point of the market's gyrations.


--------------------------------------------------------------------------------
4 o ALLIANCE PREMIER GROWTH FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

[PHOTO]    John D. Carifa

[PHOTO]    Alfred Harrison

Portfolio Manager, Alfred Harrison, is Vice Chairman of Alliance Capital with over 39 years of investment experience.

Thank you for your continued interest in Alliance Premier Growth Fund. We look forward to reporting the market activity and the Fund's investment results in the ensuing periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Alfred Harrison

Alfred Harrison
Executive Vice President


--------------------------------------------------------------------------------
                                                ALLIANCE PREMIER GROWTH FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE PREMIER GROWTH FUND
GROWTH OF A $10,000 INVESTMENT
9/30/92* TO 11/30/00

[The following table was depicted as a mountain chart in the printed material.]

                             [PLOT POINTS TO COME]

Alliance Premier Growth Fund Class A: $40,848

S&P 500 Stock Index:                  $37,176

Russell 1000 Growth Stock Index:      $36,851

This chart illustrates the total value of an assumed $10,000 investment in Alliance Premier Growth Fund Class A shares (from 9/30/92 to 11/30/00) as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard & Poor's 500 Stock Index is comprised of 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

The unmanaged Russell 1000 Growth Stock Index contains those securities in the Russell 1000 Stock Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Stock Index is comprised of 1000 of the largest capitalized companies that are traded in the United States.

When comparing Alliance Premier Growth Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Premier Growth Fund.

*     Closest month-end after Fund's Class A share inception date of 9/28/92.


--------------------------------------------------------------------------------
6 o ALLIANCE PREMIER GROWTH FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE PREMIER GROWTH FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 11/30

   [The following table was depicted as a bar chart in the printed material.]

            Alliance Premier Growth Fund--Yearly Periods Ended 11/30
--------------------------------------------------------------------------------
                                    Alliance Premier         Russell 1000 Growth
                                       Growth Fund               Stock Index
--------------------------------------------------------------------------------
              11/30/92*                    7.90%                     5.91%
              11/30/93                     9.26%                     2.16%
              11/30/94                    -3.14%                     2.71%
              11/30/95                    49.95%                    38.69%
              11/30/96                    21.52%                    26.30%
              11/30/97                    30.46%                    26.52%
              11/30/98                    33.94%                    28.66%
              11/30/99                    33.13%                    31.49%
              11/30/00                   -11.91%                   -11.56%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total returns for Class B, Class C and Advisor Class shares will differ due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Russell 1000 Growth Stock Index contains those securities in the Russell 1000 Stock Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Stock Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Premier Growth Fund.

* The Fund's return for the period ended 11/30/92 is from the Fund's inception date of 9/28/92 through 11/30/92. The benchmark's return for the period ended 11/30/92 is from 9/30/92 through 11/30/92.


--------------------------------------------------------------------------------
                                                ALLIANCE PREMIER GROWTH FUND o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
November 30, 2000

INCEPTION DATES          PORTFOLIO STATISTICS
Class A Shares           Net Assets ($mil): $17,499
9/28/92                  Median Market Capitalization ($mil): $78,771
Class B Shares
9/28/92
Class C Shares
5/3/93

SECTOR BREAKDOWN

 34.5%  Technology
 30.2%  Consumer Services
 13.5%  Finance
 10.2%  Health Care
  7.2%  Multi-Industry Companies                [PIE CHART]
  3.3%  Energy
  0.8%  Utilities
  0.3%  Capital Goods

HOLDING TYPE

  100%  Equity                                  [PIE CHART]

COUNTRY BREAKDOWN

 84.4%  United States
  6.5%  United Kingdom
  4.4%  Canada                                  [PIE CHART]
  4.2%  Finland
  0.5%  Netherlands

All data as of November 30, 2000. The Fund's sector and country breakdowns and holding type may vary over time. These breakdowns are expressed as a percentage of total investments.


--------------------------------------------------------------------------------
8 o ALLIANCE PREMIER GROWTH FUND

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 2000

Class A Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
              1 Year                     -11.91%                   -15.65%
             5 Years                      20.02%                    18.99%
     Since Inception*                     19.40%                    18.77%

Class B Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
              1 Year                     -12.51%                   -15.77%
             5 Years                      19.23%                    19.23%
     Since Inception*                     19.12%                    19.12%

Class C Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
              1 Year                     -12.49%                   -13.31%
             5 Years                      19.24%                    19.24%
     Since Inception*                     19.55%                    19.55%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 2000)

                                       Class A           Class B         Class C
                                       Shares            Shares          Shares
--------------------------------------------------------------------------------
              1 Year                   -23.28%           -23.28%         -21.12%
             5 Years                    19.46%            19.71%          19.72%
     Since Inception*                   18.45%            18.99%          19.15%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total returns for Advisor Class shares will differ due to different expenses associated with this class.

The Fund concentrates its investments in a limited number of issues and an investment in the Fund is therefore subject to greater risk and volatility than investments in a more diversified portfolio.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date: 9/28/92, Class A and Class B; 5/3/93, Class C.


--------------------------------------------------------------------------------
                                                ALLIANCE PREMIER GROWTH FUND o 9

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
November 30, 2000

                                                                      Percent of
Company                                               Value           Net Assets
--------------------------------------------------------------------------------
Cisco Systems, Inc.                          $1,143,499,162                 6.5%
--------------------------------------------------------------------------------
Pfizer, Inc.                                    914,029,506                 5.2
--------------------------------------------------------------------------------
Tyco International, Ltd.                        881,650,524                 5.0
--------------------------------------------------------------------------------
Citigroup, Inc.                                 843,149,588                 4.8
--------------------------------------------------------------------------------
Viacom, Inc. Cl.B                               769,880,383                 4.4
--------------------------------------------------------------------------------
Vodafone Group Plc (ADR)                        761,689,175                 4.4
--------------------------------------------------------------------------------
Nortel Networks Corp.                           761,504,325                 4.4
--------------------------------------------------------------------------------
Nokia Corp. (ADR)                               731,661,975                 4.2
--------------------------------------------------------------------------------
MBNA Corp.                                      702,088,396                 4.0
--------------------------------------------------------------------------------
Home Depot, Inc.                                689,652,975                 4.0
--------------------------------------------------------------------------------
                                             $8,198,806,009                46.9%

MAJOR PORTFOLIO CHANGES
Six Months Ended November 30, 2000

                                              ----------------------------------
                                                           Shares*
                                              ----------------------------------
Purchases                                         Bought      Holdings 11/30/00
--------------------------------------------------------------------------------
America Online, Inc.                           5,380,600              5,380,600
--------------------------------------------------------------------------------
Applied Materials, Inc.                        5,392,900             16,206,800
--------------------------------------------------------------------------------
Cisco Systems, Inc.                            7,174,900             23,885,100
--------------------------------------------------------------------------------
Kohl's Corp.                                   9,982,900             12,688,900
--------------------------------------------------------------------------------
Home Depot, Inc.                               7,864,500             17,598,800
--------------------------------------------------------------------------------
Honeywell International, Inc.                  4,727,638              7,536,600
--------------------------------------------------------------------------------
Micron Technology, Inc.                        4,493,800              4,493,800
--------------------------------------------------------------------------------
Nortel Networks Corp.                         12,470,100             20,172,300
--------------------------------------------------------------------------------
Viacom, Inc. Cl.B                              9,929,800             15,058,785
--------------------------------------------------------------------------------
Yahoo, Inc.                                    6,069,700              6,342,800
--------------------------------------------------------------------------------

Sales                                              Sold       Holdings 11/31/00
--------------------------------------------------------------------------------
Chase Manhattan Corp.                         2,994,600                      -0-
--------------------------------------------------------------------------------
Dell Computer Corp.                           9,630,300                      -0-
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.             11,933,200                      -0-
--------------------------------------------------------------------------------
Gap, Inc.                                     8,560,850                      -0-
--------------------------------------------------------------------------------
Intel Corp.                                   4,636,800               4,826,600
--------------------------------------------------------------------------------
Lowe's Cos., Inc.                             4,978,500                      -0-
--------------------------------------------------------------------------------
MediaOne Group, Inc.                         10,119,100                      -0-
--------------------------------------------------------------------------------
Microsoft Corp.                               8,853,400                      -0-
--------------------------------------------------------------------------------
Morgan Stanley, Dean Witter & Co.             2,541,500               2,617,270
--------------------------------------------------------------------------------
Oracle Corp.                                  4,389,600               1,911,600
--------------------------------------------------------------------------------

*     Adjusted for stock splits and a spin-off.


--------------------------------------------------------------------------------
10 o ALLIANCE PREMIER GROWTH FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
November 30, 2000

Company                                                 Shares             Value
--------------------------------------------------------------------------------

COMMON STOCKS - 99.5%

Technology - 34.4%
Communication Equipment - 11.2%
Corning, Inc. ..............................         7,324,000    $  428,454,000
JDS Uniphase Corp.(a) ......................           870,400        43,574,400
Nokia Corp. (ADR) (Finland) ................        17,114,900       731,661,975
Nortel Networks Corp. (Canada) .............        20,172,300       761,504,325
                                                                  --------------
                                                                   1,965,194,700
                                                                  --------------
Computer Hardware - 1.6%
Sun Microsystems, Inc.(a) ..................         3,738,800       284,382,475
                                                                  --------------
Computer Software - 1.4%
Amdocs, Ltd.(a) ............................         3,415,950       184,888,294
Oracle Corp.(a) ............................         1,911,600        50,657,400
                                                                  --------------
                                                                     235,545,694
                                                                  --------------
Internet - 2.7%
America Online, Inc.(a) ....................         5,380,600       218,506,166
Yahoo, Inc.(a) .............................         6,342,800       251,333,450
                                                                  --------------
                                                                     469,839,616
                                                                  --------------
Networking Software - 6.5%
Cisco Systems, Inc.(a) .....................        23,885,100     1,143,499,162
                                                                  --------------
Semi-Conductor Capital Equipment - 3.8%
Applied Materials, Inc.(a) .................        16,206,800       655,362,475
                                                                  --------------
Semi-Conductor Components - 3.5%
Altera Corp.(a) ............................         1,609,100        38,517,831
Applied Micro Circuits Corp.(a) ............           364,400        17,650,625
Intel Corp. ................................         4,826,600       183,712,462
Micron Technology, Inc.(a) .................         4,493,800       141,554,700
PMC-Sierra, Inc.(a) ........................           747,800        68,937,813
SDL, Inc.(a) ...............................           863,300       156,904,775
                                                                  --------------
                                                                     607,278,206
                                                                  --------------
Miscellaneous - 3.7%
EMC Corp.(a) ...............................         8,801,200       654,589,250
                                                                  --------------
                                                                   6,015,691,578
                                                                  --------------
Consumer Services - 30.1%
Airlines - 4.7%
Continental Airlines, Inc. Cl.B(a) .........         4,789,700       219,128,775
Delta Airlines, Inc. .......................         2,625,800       124,725,500
KLM Royal Dutch Air (Netherlands)(a) .......         4,228,911        79,556,388
Northwest Airlines Corp. Cl.A(a) ...........         6,265,600       157,814,800
UAL Corp. ..................................         6,881,700       241,719,713
                                                                  --------------
                                                                     822,945,176
                                                                  --------------


--------------------------------------------------------------------------------
                                               ALLIANCE PREMIER GROWTH FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                  Shares            Value
--------------------------------------------------------------------------------

Broadcasting & Cable - 8.2%
AT&T Corp. - Liberty Media Group Cl.A(a) .....       28,113,548   $  381,289,995
Clear Channel Communications, Inc.(a) ........        4,761,308      240,446,054
Infinity Broadcasting Corp. Cl.A(a) ..........        1,200,000       36,300,000
Viacom, Inc. Cl.B(a) .........................       15,058,785      769,880,383
                                                                  --------------
                                                                   1,427,916,432
                                                                  --------------
Cellular Communications - 6.8%
AT&T Wireless Group(a) .......................       24,082,500      433,485,000
Vodafone Group Plc (ADR) (United Kingdom) ....       22,239,100      761,689,175
                                                                  --------------
                                                                   1,195,174,175
                                                                  --------------
Entertainment & Leisure - 2.6%
Time Warner, Inc. ............................        7,256,800      449,921,600
                                                                  --------------
Retail - General Merchandise - 7.8%
Home Depot, Inc. .............................       17,598,800      689,652,975
Kohl's Corp.(a) ..............................       12,688,900      679,649,206
                                                                  --------------
                                                                   1,369,302,181
                                                                  --------------
                                                                   5,265,259,564
                                                                  --------------
Finance - 13.4%
Brokerage & Money Management - 1.3%
Goldman Sachs Group, Inc. ....................          824,800       67,736,700
Morgan Stanley, Dean Witter & Co. ............        2,617,270      165,869,486
                                                                  --------------
                                                                     233,606,186
                                                                  --------------
Insurance - 0.2%
American International Group, Inc. ...........          417,800       40,500,488
                                                                  --------------
Miscellaneous - 11.9%
Associates First Capital Corp. Cl.A ..........        9,966,201      351,931,437
Citigroup, Inc. ..............................       16,926,466      843,149,588
MBNA Corp. ...................................       19,673,230      702,088,396
The CIT Group, Inc. Cl.A .....................       10,905,080      183,341,657
                                                                  --------------
                                                                   2,080,511,078
                                                                  --------------
                                                                   2,354,617,752
                                                                  --------------
Health Care - 10.1%
Drugs - 8.3%
Merck & Co., Inc. ............................          879,600       81,527,925
Pfizer, Inc. .................................       20,626,900      914,029,506
Pharmacia Corp. ..............................        1,968,700      120,090,700
Schering-Plough Corp. ........................        5,975,065      334,977,082
                                                                  --------------
                                                                   1,450,625,213
                                                                  --------------
Medical Services - 1.8%
UnitedHealth Group, Inc.(a) ..................        2,733,800      320,708,912
                                                                  --------------
                                                                   1,771,334,125
                                                                  --------------
Multi-Industry Companies - 7.1%
Honeywell International, Inc. ................        7,536,600      367,409,250
Tyco International, Ltd. .....................       16,713,754      881,650,524
                                                                  --------------
                                                                   1,249,059,774
                                                                  --------------


--------------------------------------------------------------------------------
12 o ALLIANCE PREMIER GROWTH FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                Shares              Value
--------------------------------------------------------------------------------

Energy - 3.3%
International - 2.1%
BP Amoco Plc (ADR) (United Kingdom) ......          7,853,372    $   372,544,334
                                                                 ---------------
Oil Service - 0.3%
R&B Falcon Corp.(a) ......................          2,125,200         40,378,800
                                                                 ---------------
Miscellaneous - 0.9%
Enron Corp. ..............................          2,433,000        157,536,750
                                                                 ---------------
                                                                     570,459,884
                                                                 ---------------
Utilities - 0.8%
Telephone Utility - 0.8%
AT&T Corp. ...............................          6,982,000        137,021,750
                                                                 ---------------
Capital Goods - 0.3%
Miscellaneous - 0.3%
United Technologies Corp. ................            710,200         50,291,038
                                                                 ---------------
Total Investments - 99.5%
   (cost $19,136,156,191) ................                        17,413,735,465
Other assets less liabilities - 0.5% .....                            85,150,254
                                                                 ---------------

Net Assets - 100% ........................                       $17,498,885,719
                                                                 ===============

(a)   Non-income producing security.

      Glossary:

      ADR - American Depositary Receipt.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                               ALLIANCE PREMIER GROWTH FUND o 13

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
November 30, 2000

Assets
Investments in securities, at value
   (cost $19,136,156,191) .................................     $17,413,735,465
Receivable for investment securities sold .................         212,324,536
Receivable for capital stock sold .........................          57,740,072
Dividends receivable ......................................          11,322,625
                                                                ---------------
Total assets ..............................................      17,695,122,698
                                                                ---------------
Liabilities
Due to custodian ..........................................          35,875,544
Payable for investment securities purchased ...............          83,766,503
Payable for capital stock redeemed ........................          51,305,103
Advisory fee payable ......................................          14,039,833
Distribution fee payable ..................................           3,017,684
Accrued expenses and other liabilities ....................           8,232,312
                                                                ---------------
Total liabilities .........................................         196,236,979
                                                                ---------------
Net Assets ................................................     $17,498,885,719
                                                                ===============
Composition of Net Assets
Capital stock, at par .....................................     $       618,522
Additional paid-in capital ................................      17,753,989,734
Accumulated net realized gain on investments ..............       1,466,698,189
Net unrealized depreciation of investments ................      (1,722,420,726)
                                                                ---------------
                                                                $17,498,885,719
                                                                ===============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($4,817,131,269 / 163,209,603 shares of capital stock
   issued and outstanding) ................................              $29.51
Sales charge-- 4.25% of public offering price .............                1.31
                                                                         ------
Maximum offering price ....................................              $30.82
                                                                         ======
Class B Shares
Net asset value and offering price per share
   ($8,797,132,164 / 316,942,281 shares of capital stock
   issued and outstanding) ................................              $27.76
                                                                         ======
Class C Shares
Net asset value and offering price per share
   ($3,361,307,037 / 120,919,585 shares of capital stock
   issued and outstanding) ................................              $27.80
                                                                         ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($523,315,249 / 17,450,705 shares of capital stock
   issued and outstanding) ................................              $29.99
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE PREMIER GROWTH FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended November 30, 2000

Investment Income
Dividends (net of foreign taxes withheld
   of $2,150,653) .........................   $   125,756,481
Interest ..................................        17,817,200   $   143,573,681
                                              ---------------
Expenses
Advisory fee ..............................       178,302,690
Distribution fee - Class A ................        17,068,532
Distribution fee - Class B ................        99,127,212
Distribution fee - Class C ................        37,254,661
Transfer agency ...........................        34,914,916
Printing ..................................         4,221,800
Registration ..............................         2,304,949
Custodian .................................         1,112,602
Audit and legal ...........................           203,541
Administrative ............................           146,467
Directors' fees ...........................            31,000
Miscellaneous .............................           388,315
                                              ---------------
Total expenses ............................                         375,076,685
                                                                ---------------
Net investment loss .......................                        (231,503,004)
                                                                ---------------
Realized and Unrealized Gain
(Loss) on Investments
Net realized gain on investment
   transactions ...........................                       1,491,890,073
Net change in unrealized
   appreciation/depreciation of
   investments ............................                      (4,100,061,069)
                                                                ---------------
Net loss on investments ...................                      (2,608,170,996)
                                                                ---------------
Net Decrease in Net Assets from
   Operations .............................                     $(2,839,674,000)
                                                                ===============

See notes to financial statements.


--------------------------------------------------------------------------------
                                               ALLIANCE PREMIER GROWTH FUND o 15

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                              Year Ended          Year Ended
                                             November 30,        November 30,
                                                 2000                1999
                                           ----------------    ----------------

Increase (Decrease) in Net Assets
from Operations
Net investment loss ....................    $  (231,503,004)    $  (146,127,175)
Net realized gain on investment
   transactions ........................      1,491,890,073       1,226,047,789
Net change in unrealized
   appreciation/depreciation
   of investments ......................     (4,100,061,069)      1,427,893,908
                                            ---------------     ---------------
Net increase (decrease) in net assets
   from operations .....................     (2,839,674,000)      2,507,814,522
Distributions to Shareholders from:
Net realized gain on investments
   Class A .............................       (286,813,144)        (32,516,709)
   Class B .............................       (572,357,713)        (67,526,095)
   Class C .............................       (208,315,780)        (20,765,712)
   Advisor Class .......................        (30,625,953)         (5,998,556)
Capital Stock Transactions
Net increase ...........................      5,557,581,821       8,146,678,528
                                            ---------------     ---------------
Total increase .........................      1,619,795,231      10,527,685,978
Net Assets
Beginning of period ....................     15,879,090,488       5,351,404,510
                                            ---------------     ---------------
End of period ..........................    $17,498,885,719     $15,879,090,488
                                            ===============     ===============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE PREMIER GROWTH FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 2000

NOTE A

Significant Accounting Policies

Alliance Premier Growth Fund, Inc. (the "Fund"), organized as a Maryland corporation on July 9, 1992, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares purchased before July 11, 1998 will convert to Class A shares six years after the end of the calendar month of purchase. Class B shares purchased on or after July 11, 1998 will convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange, on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors.


--------------------------------------------------------------------------------
                                               ALLIANCE PREMIER GROWTH FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities, currency gains and losses realized between the trade and settlement dates on security transactions and the difference between the amounts of dividends and interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates would be reflected as a component of net unrealized appreciation of investments, and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accretes discount and amortizes premiums as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisory Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on


--------------------------------------------------------------------------------
18 o ALLIANCE PREMIER GROWTH FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

their federal tax basis treatment; temporary differences, do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to a net operating loss, resulted in a net decrease in net investment loss and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee equal to the annualized rate of 1.00% of the Fund's average daily net assets up to $5 billion, .95% of the next $2.5 billion of the Fund's average daily net assets, .90% of the next $2.5 billion of the Fund's average daily net assets, and .85% of the Fund's average daily net assets over $10 billion. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $146,467 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 2000.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $21,091,322 for the year ended November 30, 2000.

For the year ended November 30, 2000, the Fund's expenses were reduced by $1,296,177 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $2,204,093 from the sale of Class A shares and $295,407, $17,735,817 and $1,431,054 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2000.

Brokerage commissions paid on investment transactions for the year ended November 30, 2000, amounted to $46,124,952. For the period from December 1, 1999 to October 31, 2000, $411,935 was paid to Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ") directly and none was paid to brokers utilizing the services of the Pershing Division of DLJ, affiliates of the Adviser (whose affiliation ended on November 2, 2000). Effective October 2, 2000, Sanford C. Bernstein & Co. LLC ("SCB") became an affiliate of the Adviser. For the period from October 2, 2000 to November 30, 2000, no brokerage commission was paid to SCB directly.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940.


--------------------------------------------------------------------------------
                                               ALLIANCE PREMIER GROWTH FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $278,167,039 and $23,907,484 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $28,186,436,591 and $23,403,915,626, respectively, for the year ended November 30, 2000. There were purchases of $203,906,778 and sales of $602,164,708 of U.S. government and government agency obligations for the year ended November 30, 2000.

At November 30, 2000 the cost of investments for federal income tax purposes was $19,295,473,226. Gross unrealized appreciation of investments was $1,543,589,885 and gross unrealized depreciation of investments was $3,425,327,646 resulting in net unrealized depreciation of $1,881,737,761.

NOTE E

Capital Stock

There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each Class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


--------------------------------------------------------------------------------
20 o ALLIANCE PREMIER GROWTH FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                         ------------------------------    ----------------------------------
                                     Shares                             Amount
                         ------------------------------    ----------------------------------
                           Year Ended        Year Ended         Year Ended         Year Ended
                         November 30,      November 30,       November 30,       November 30,
                                 2000              1999               2000               1999
                         --------------------------------------------------------------------
Class A
Shares sold               224,561,941       137,931,934    $ 8,196,266,352    $ 4,530,547,629
---------------------------------------------------------------------------------------------
Shares issued in
  reinvestment
  of distributions          7,916,267         1,094,113        269,707,886         30,233,841
---------------------------------------------------------------------------------------------
Shares converted
  from Class B              2,132,417         5,382,731         77,261,229        175,781,365
---------------------------------------------------------------------------------------------
Shares redeemed          (191,040,191)      (76,350,596)    (6,956,638,569)    (2,519,837,694)
---------------------------------------------------------------------------------------------
Net increase               43,570,434        68,058,182    $ 1,586,596,898    $ 2,216,725,141
=============================================================================================

Class B
Shares sold               102,803,321       159,973,069    $ 3,524,086,623    $ 4,981,837,124
---------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions            16,644,105         2,407,963        536,771,886         63,620,433
---------------------------------------------------------------------------------------------
Shares converted
  to Class A               (2,258,119)       (5,643,209)       (77,261,229)      (175,781,365)
---------------------------------------------------------------------------------------------
Shares redeemed           (39,972,994)      (23,337,539)    (1,350,566,768)      (733,129,267)
---------------------------------------------------------------------------------------------
Net increase               77,216,313       133,400,284    $ 2,633,030,512    $ 4,136,546,925
=============================================================================================

Class C
Shares sold                71,471,982        79,730,256    $ 2,464,888,966    $ 2,489,717,810
---------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions             6,062,683           741,503        195,825,128         19,620,963
---------------------------------------------------------------------------------------------
Shares redeemed           (43,601,792)      (26,187,273)    (1,492,789,004)      (816,561,912)
---------------------------------------------------------------------------------------------
Net increase               33,932,873        54,284,486    $ 1,167,925,090    $ 1,692,776,861
=============================================================================================

Advisor Class
Shares sold                 8,519,612         9,127,148    $   312,873,796    $   304,656,716
---------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions               811,930           208,442         28,011,582          5,807,195
---------------------------------------------------------------------------------------------
Shares redeemed            (4,756,642)       (6,261,867)      (170,856,057)      (209,834,310)
---------------------------------------------------------------------------------------------
Net increase                4,574,900         3,073,723    $   170,029,321    $   100,629,601
=============================================================================================


--------------------------------------------------------------------------------
                                               ALLIANCE PREMIER GROWTH FUND o 21

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2000.


--------------------------------------------------------------------------------
22 o ALLIANCE PREMIER GROWTH FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                -------------------------------------------------------------------------------------
                                                                                    Class A
                                -------------------------------------------------------------------------------------
                                                                             Year Ended November 30,
                                -------------------------------------------------------------------------------------
                                      2000              1999              1998                 1997              1996
                                -------------------------------------------------------------------------------------
Net asset value,
  beginning of period ..........$    35.82        $    27.50        $    22.00           $    17.98        $    16.09
                                -------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ..............(.26)             (.28)             (.15)                (.10)             (.04)
Net realized and unrealized
  gain (loss) on investment
  transactions ......................(3.69)             9.21              7.11                 5.20              3.20
                                -------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ........................(3.95)             8.93              6.96                 5.10              3.16
                                -------------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ...................(2.36)             (.61)            (1.46)               (1.08)            (1.27)
                                -------------------------------------------------------------------------------------
Net asset value,
  end of period ................$    29.51        $    35.82        $    27.50           $    22.00        $    17.98
                                =====================================================================================
Total Return
Total investment return based
  on net asset value(b)  ...........(11.91)%           33.13%            33.94%               30.46%            21.52
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..............$4,817,131        $4,285,490        $1,418,262           $  373,099        $  172,870
Ratio of expenses to average
  net assets ....................... 1.44%             1.50%             1.59%(c)             1.57%             1.65%
Ratio of net investment loss
  to average net assets ............(.71)%            (.85)%            (.59)%               (.52)%            (.27)%
Portfolio turnover rate ..............125%               75%               82%                  76%               95%

See footnote summary on page 26.


--------------------------------------------------------------------------------
                                               ALLIANCE PREMIER GROWTH FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                -------------------------------------------------------------------------------------
                                                                                    Class B
                                -------------------------------------------------------------------------------------
                                                                            Year Ended November 30,
                                -------------------------------------------------------------------------------------
                                      2000              1999              1998                 1997              1996
                                -------------------------------------------------------------------------------------
Net asset value,
  beginning of period ..........$    34.05        $    26.33        $    21.26           $    17.52        $    15.81
                                -------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ..............(.48)             (.48)             (.30)                (.23)             (.14)
Net realized and unrealized
  gain (loss) on investment
  transactions ......................(3.45)             8.81              6.83                 5.05              3.12
                                -------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations .......................(3.93)             8.33              6.53                 4.82              2.98
                               -------------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains .................. (2.36)             (.61)            (1.46)               (1.08)            (1.27)
                                -------------------------------------------------------------------------------------
Net asset value,
  end of period ................$    27.76        $    34.05        $    26.33           $    21.26        $    17.52
                               =====================================================================================
Total Return
Total investment return based
  on net asset value(b)  ..........(12.51)%           32.30%            33.04%               29.62%            20.70%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..............$8,797,132        $8,161,471        $2,799,288           $  858,449        $  404,137
Ratio of expenses to average
  net assets ........................2.13%             2.18%             2.28%(c)             2.25%             2.32%
Ratio of net investment loss
  to average net assets ...........(1.40)%           (1.53)%           (1.27)%              (1.20)%            (.94)%
Portfolio turnover rate ............  125%               75%               82%                  76%               95%

See footnote summary on page 26.


--------------------------------------------------------------------------------
24 o ALLIANCE PREMIER GROWTH FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                    ---------------------------------------------------------------------------------
                                                                                 Class C
                                    ---------------------------------------------------------------------------------
                                                                               Year Ended November 30,
                                    ---------------------------------------------------------------------------------
                                          2000             1999             1998                1997             1996
                                    ---------------------------------------------------------------------------------
Net asset value,
  beginning of period ............. $    34.09       $    26.36       $    21.29          $    17.54       $    15.82
                                    ---------------------------------------------------------------------------------
Income from Investment
  Operations
Net investment loss(a) ..................(.48)            (.49)            (.31)               (.24)            (.14)
Net realized and unrealized
  gain (loss) on investment
  transactions ..........................  .45)            8.83             6.84                5.07             3.13
                                     --------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ........................... (3.93)            8.34             6.53                4.83             2.99
                                    ---------------------------------------------------------------------------------
Less: Distributions
Distributions from net
realized gains .........................(2.36)            (.61)           (1.46)              (1.08)           (1.27)
                                    ---------------------------------------------------------------------------------
Net asset value,
  end of period ....................$    27.80       $    34.09       $    26.36          $    21.29       $    17.54
                                    =================================================================================
Total Return
Total investment return based
  on net asset value(b)  ..............(12.49)%          32.31%           32.99%              29.64%           20.76%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..................$3,361,307       $2,965,440       $  862,193          $  177,923       $   60,194
Ratio of expenses to average
  net assets ............................2.13%            2.18%            2.28%(c)            2.24%            2.32%
Ratio of net investment loss
  to average net assets ...............(1.40)%          (1.53)%          (1.30)%             (1.22)%           (.94)%
Portfolio turnover rate .................125%              75%              82%                 76%              95%

See footnote summary on page 26.


--------------------------------------------------------------------------------
                                               ALLIANCE PREMIER GROWTH FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                          ---------------------------------------------------------------------------
                                                                                     Advisor Class
                                          ---------------------------------------------------------------------------
                                                                                                          October 2,
                                                                                                             1996(d)
                                                                                                                  to
                                                             Year Ended November 30,                        November
                                        -------------------------------------------------------------            30,
                                              2000            1999            1998               1997            1996
                                          ---------------------------------------------------------------------------
Net asset value,
  beginning of period ....................$  36.25        $  27.71        $  22.10           $  17.99        $  15.94
                                          ---------------------------------------------------------------------------
Income from Investment
  Operations
Net investment loss(a) ......................(.14)           (.17)           (.07)              (.06)           (.01)
Net realized and unrealized
  gain (loss) on investment
  transactions ..............................(3.76)           9.32            7.14               5.25            2.06
                                          ---------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ...............................(3.90)           9.15            7.07               5.19            2.05
                                         ---------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ........................... (2.36)           (.61)          (1.46)             (1.08)              0
                                          ---------------------------------------------------------------------------
Net asset value,
  end of period ......................... $  29.99        $  36.25        $  27.71           $  22.10        $  17.99
                                          ===========================================================================
Total Return
Total investment return based
  on net asset value(b)  ................. (11.61)%         33.68%          34.31%             30.98%          12.86%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ........................$523,315        $466,690        $271,661           $ 53,459        $  1,922
Ratio of expenses to average
  net assets .............................1.11%           1.16%           1.26%(c)           1.25%           1.50%(e)
Ratio of net investment loss
  to average net assets ..................... (.38)%          (.51)%          (.28)%             (.28)%     (.48)%(e)
Portfolio turnover rate ..................... 125%             75%             82%                76%             95%


(a)   Based on average shares oustanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) Ratio reflects expenses grossed up for expense offset arrangement with the Transfer Agent. For the year ended November 30, 1998, the ratios of expenses to average net assets were 1.58% for Class A shares, 2.27% for Class B shares, 2.27% for Class C shares and 1.25% for Advisor Class shares, respectively.

(d)   Commencement of distribution.

(e)   Annualized.


--------------------------------------------------------------------------------
26 o ALLIANCE PREMIER GROWTH FUND

                                                           ---------------------
                                                           REPORT OF INDEPENDENT
                                                           ACCOUNTANTS
                                                           ---------------------

REPORT OF INDEPENDENT
ACCOUNTANTS

To the Board of Directors and Shareholders of Alliance Premier Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Premier Growth Fund, Inc. (the "Fund") at November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
January 19, 2001

FEDERAL INCOME TAX INFORMATION
(unaudited)

In order to meet certain requirements of the Internal Revenue Code we are advising you that $875,643,881 of capital gain distributions paid by the Fund during the fiscal year November 30, 2000, are subject to a maximum tax rate of 20%. Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2001.


--------------------------------------------------------------------------------
                                               ALLIANCE PREMIER GROWTH FUND o 27

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capital

Cash or goods that are used to generate income. Also, the net worth of a business (the amount by which its assets exceed its liabilities).

earnings

Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

Federal Funds Rate

The overnight interest rate that banks charge each other for the use of Federal Funds. The Federal funds rate is an indicator of general interest rate trends.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

share

A unit which represents ownership in a mutual fund or stock.


--------------------------------------------------------------------------------
28 o ALLIANCE PREMIER GROWTH FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

Alliance Capital
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $474 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 38 of the FORTUNE 100 companies and public retirement funds in 35 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 585 investment professionals in 28 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 10/2/00.


--------------------------------------------------------------------------------
                                               ALLIANCE PREMIER GROWTH FUND o 29

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

Alliance Capital At Your Service

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Biotechnology Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
30 o ALLIANCE PREMIER GROWTH FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Alfred Harrison, Executive Vice President
Kathleen A. Corbet, Senior Vice President
Thomas J. Bardong, Vice President
Daniel Nordby, Vice President
Michael J. Reilly, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800)-221-5672

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                                               ALLIANCE PREMIER GROWTH FUND o 31

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
32 o ALLIANCE PREMIER GROWTH FUND

Alliance Premier Growth Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

                            AllianceCapital [LOGO](R)
                      The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

APGAR1100